UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21321

                        Pioneer Municipal High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2018 through April 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                             Pioneer Municipal High
                             Income Trust

--------------------------------------------------------------------------------
                             Annual Report | April 30, 2019
--------------------------------------------------------------------------------

                             Ticker Symbol:   MHI

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                             [LOGO]   Amundi Pioneer
                                      ==============
                                    ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         24

Financial Highlights                                                         27

Notes to Financial Statements                                                29

Report of Independent Registered Public Accounting Firm                      38

Additional Information                                                       40

Trustees, Officers and Service Providers                                     41

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/19 3

Portfolio Management Discussion | 4/30/19

The municipal bond market generated favorable results over the 12-month period ended April 30, 2019, with high-yield municipals outperforming investment-grade municipals. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer Municipal High Income Advantage Trust during the 12-month period. Mr. Chirunga, a Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Eurkus, a Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Trust.

Q How did Pioneer Municipal High Income Trust perform during the 12-month period ended April 30, 2019?

A     Pioneer Municipal High Income Trust returned 6.93% at net asset value
      (NAV) and 11.86% at market price during the 12-month period ended April 30, 2019. During the same 12-month period, the Trust's benchmarks, the Bloomberg Barclays U.S. Municipal High Yield Bond Index and the Bloomberg Barclays Municipal Bond Index, returned 8.26% and 6.16% at NAV, respectively. The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of lower-rated municipal bonds, while the Bloomberg Barclays Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Trust, the two indices do not use leverage. While use of leverage increases investment opportunity, it also increases investment risk.

      During the same 12-month period, the average return at NAV of the 15 closed-end funds in Morningstar's High Yield Municipal Debt Closed End Funds category (which may or may not be leveraged) was 6.42%, and the average return at market price of the 15 closed-end funds in the same Morningstar category was 10.47%.

      The shares of the Trust were selling at a 5.8% discount to NAV on April 30, 2019. Comparatively, the shares of the Trust were selling at a 10.0% discount to NAV on April 30, 2018.

      On April 30, 2019, the standardized 30-day SEC yield of the Trust's
      3.47%*.

Q How would you describe the investment environment in the municipal bond market during the 12-month period ended April 30, 2019?

A The federal tax reform legislation passed in December 2017 continued to exert a significant impact on the municipal bond market over the 12-month period. The revisions to the federal tax code effective in January 2018

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Municipal High Income Trust | Annual Report | 4/30/19 included treating investors' interest income received on advance refunding bonds issued after December 31, 2017, as taxable income. (An advance refunding bond is issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond's maturity date.) Advance refundings have traditionally been used by municipalities to refinance debt at lower rates and delay repayment of principal. That change to the tax law has effectively reduced supply in the municipal market by 15 to 20 percent since January 2018.

      At the same time, demand for tax-free investments has increased -- especially from investors in high-tax states -- due to another provision in the law that caps federal tax deductions of state and local taxes at $10,000. Thus, the effect of federal tax reform on the technical environment for municipal bonds has been very positive, given the significant supply/demand rebalancing.

      More broadly, financial markets stumbled in the fall of 2018 as ongoing concerns about trade disputes and geopolitical tensions brought substantial volatility and caused many asset classes to generate negative returns for the fourth quarter of 2018. The lead-up to the mid-term U.S. elections dominated headlines coming into November, and medium- to longer-term interest rates remained range-bound, with no major swings either up or down. The results of the election were consistent with expectations, as Democrats took control of the House of Representatives and Republicans tightened their control of the Senate. In response, tax-exempt bonds rallied and ended 2018 on a strong note. Notably, the tax-exempt bond market was supported not only by demand from its traditional investors, but also by non-traditional buyers, including global insurance companies looking for relative safety, a low default rate, and attractive valuations versus taxable bonds.

      During the first four months of 2019, the U.S. economy continued to perform well despite increased trade tensions between the United States and a number of other countries, particularly China. In addition, the U.S. Federal Reserve System (the Fed), after raising the federal funds rate four times in 2018, abruptly shifted to a less-aggressive stance on monetary policy after stocks stumbled badly in December, partly due to fears that policymakers would overshoot on interest rates even while global economic growth was showing signs of weakening. The Fed signaled that it would likely pause on further rate hikes, at least for the time being, and that it would end its balance-sheet reduction program this coming September, earlier than expected. Meanwhile, the Treasury yield curve continued to flatten, as long-term rates declined and short-term rates rose during the 12-month period.

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/19 5

Q What factors affected the Trust's performance relative to the Bloomberg Barclays municipal bond indices during the 12-month period ended April 30, 2019?

A We maintained a well-diversified** portfolio during the 12-month period, with exposures to both investment-grade and high-yield municipal bonds. The diversification helped the Trust's NAV return outperform that of the Bloomberg Barclays Municipal Bond Index, which tracks investment-grade municipals, even as the Trust's NAV return trailed that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

      The portfolio's holdings of revenue bonds issued by the states of Massachusetts, Washington, and New Mexico contributed the most to the Trust's benchmark-relative performance during the period. Holdings of certain tobacco bonds funded by Master Settlement Agreements between the tobacco industry and individual states also aided the Trust's relative performance.

      Conversely, holdings in the Trust's portfolio that underperformed during the period included bonds issued by Gulf Coast Industrial Development Authority (Texas), Tennessee health, education, and housing bonds, and Alachua County (Florida) health facility bonds.

Q Did the Trust's distributions*** to shareholders change during the 12-month period ended April 30, 2019?

A     No, the Trust's distributions remained stable over the 12-month period.

Q Did the level of leverage in the Trust change during the 12-month period ended April 30, 2019?

A At the end of the 12-month period on April 30, 2019, 30.3% of the Trust's total managed assets were financed by leverage obtained through the issuance of Variable Rate Muni Fund Term Preferred Shares, compared with 30.5% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2018. The absolute amount of funds borrowed by the Trust during the period did not change. The slight decrease in the percentage of leveraged funds was the result of an increase of the aggregate net asset value of the Trust's holdings.

**    Diversification does not assure a profit nor protect against loss.

***   Distributions are not guaranteed.

6 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Q Did the Trust invest in any derivative securities during the 12-month period ended April 30, 2019?

A No, the Trust's portfolio did not hold derivative securities during the period.

Q     What is your investment outlook?

A We believe financial markets will likely be more volatile during the remainder of 2019, relative to the first few months of the year, but along with the volatility, we also see potential for a flight to quality by investors that could benefit the municipal bond market. The tax-free bond market has been benefiting from the attractive tax-equivalent yields offered by municipal bonds as compared with Treasury issues, as well as from the low default rate of municipals when compared with other asset classes. We anticipate strong cash flows into municipals as investors react to growing uncertainties regarding economic strength, geopolitical issues, and fiscal and monetary policies. We also look for municipal supply to be slightly higher for calendar year 2019 than it was in 2018.

      Consistent with our investment discipline in managing the Trust, we intend to focus on intensive, fundamental research when selecting individual bond issues, while maintaining a close watch on any economic factors that could influence the municipal market. We do not anticipate any significant changes to either the portfolio's positioning or structure in the near future.

Please refer to the Schedule of Investments on pages 13-23 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/19 7

When interest rates rise, the prices of debt securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Trust generally will rise.

Interest rates in the U.S. recently have been historically low, but have begun to rise, and so the Trust faces a heightened risk that interest rates may continue to increase. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

By concentrating in municipal securities, the Trust is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for the holders of common shares.

The Trust is required to maintain certain regulatory, rating agency and other asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time, which is likely to result in a decrease in the market value of the Trust's shares.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Portfolio Summary | 4/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

General Obligation                                                         29.8%
Education Revenue                                                          19.5%
Health Revenue                                                             18.4%
Tobacco Revenue                                                             9.8%
Development Revenue                                                         8.7%
Transportation Revenue                                                      5.9%
Water Revenue                                                               3.4%
Facilities Revenue                                                          1.5%
Pollution Control Revenue                                                   1.2%
Utilities Revenue                                                           1.0%
Other Revenue                                                               0.8%

State Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Illinois                                                                  11.48%
Massachusetts                                                              9.31%
Texas                                                                      8.03%
Washington                                                                 8.00%
New York                                                                   5.85%
California                                                                 4.51%
District of Columbia                                                       4.44%
Florida                                                                    4.28%
Wisconsin                                                                  4.04%
Ohio                                                                       3.70%
Pennsylvania                                                               3.58%
Minnesota                                                                  3.50%
Virginia                                                                   3.47%
Connecticut                                                                2.43%
Michigan                                                                   2.21%
Arizona                                                                    2.03%
Rhode Island                                                               1.93%
Georgia                                                                    1.75%
New Jersey                                                                 1.72%
Oregon                                                                     1.68%
North Carolina                                                             1.59%
Maine                                                                      1.59%
Kentucky                                                                   1.29%
Idaho                                                                      1.23%
Indiana                                                                    1.18%
New Mexico                                                                 1.04%
Colorado                                                                   0.99%
Puerto Rico                                                                0.77%
North Dakota                                                               0.68%
Louisiana                                                                  0.53%
Maryland                                                                   0.37%
Utah                                                                       0.28%
Mississippi                                                                0.25%
New Hampshire                                                              0.25%
Montana                                                                    0.02%

                 Pioneer Municipal High Income Trust | Annual Report | 4/30/19 9

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Metropolitan Pier & Exposition Authority, McCormick Place, 5.65%, 6/15/22
    (NATL-RE Insured)                                                                                        3.73%
------------------------------------------------------------------------------------------------------------------
 2. State of Washington, Motor Vehicle Sales Tax, Series C, 6/1/22 (NATL Insured)                            3.32
------------------------------------------------------------------------------------------------------------------
 3. Massachusetts Development Finance Agency, WGBH Foundation, Series A, 5.75%,
    1/1/42 (AMBAC Insured)                                                                                   2.51
------------------------------------------------------------------------------------------------------------------
 4. New York State Dormitory Authority, Series A, 4.0%, 7/1/41                                               2.13
------------------------------------------------------------------------------------------------------------------
 5. New York State Dormitory Authority, Series C, 5.0%, 3/15/39                                              2.07
------------------------------------------------------------------------------------------------------------------
 6. State of Minnesota, Series B, 4.0%, 8/1/27                                                               1.70
------------------------------------------------------------------------------------------------------------------
 7. Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40                    1.66
------------------------------------------------------------------------------------------------------------------
 8. Tobacco Securitization Authority of Southern California, Series A-1, 5.0%, 6/1/37                        1.66
------------------------------------------------------------------------------------------------------------------
 9. District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40                    1.52
------------------------------------------------------------------------------------------------------------------
10. Michigan Tobacco Settlement Finance Authority, Series A, 6.0%, 6/1/48                                    1.49
------------------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Prices and Distributions | 4/30/19

Market Value per Common Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    4/30/19                   4/30/18
--------------------------------------------------------------------------------
      Market Value                   $11.91                    $11.25
--------------------------------------------------------------------------------
      Discount                         (5.8)%                   (10.0)%
--------------------------------------------------------------------------------

Net Asset Value per Common Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    4/30/19                   4/30/18
--------------------------------------------------------------------------------
   Net Asset Value                   $12.65                    $12.50
--------------------------------------------------------------------------------

Distributions per Common Share:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net Investment      Short-Term         Long-Term
                             Income          Capital Gains      Capital Gains
--------------------------------------------------------------------------------
  5/1/18 - 4/30/19         $0.6300             $ --               $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    4/30/19                   4/30/18
--------------------------------------------------------------------------------
  30-Day SEC Yield                   3.47%                     3.43%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com/us.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 11

Performance Update | 4/30/19

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Trust during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of April 30, 2019)
-------------------------------------------------------------
                                                 BBG
                                    BBG          Barclays
                                    Barclays     U.S.
                Net                 Municipal    Municipal
                Asset               Bond         High Yield
                Value    Market     Index        Bond Index
Period          (NAV)    Price      (NAV)        (NAV)
-------------------------------------------------------------
10 years        8.59%     8.72%     4.55%        8.55%
5 years         5.13      1.58      3.56         5.98
1 year          6.93     11.86      6.16         8.26
-------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Municipal    Bloomberg Barclays     Bloomberg Barclays U.S. Municipal
           High Income Trust    Municipal Bond Index   High Yield Bond Index
4/09       $10,000              $10,000                $10,000
4/10       $13,369              $10,885                $12,756
4/11       $13,559              $11,125                $13,182
4/12       $16,035              $12,390                $15,311
4/13       $18,031              $13,032                $17,274
4/14       $17,748              $13,097                $16,992
4/15       $19,126              $13,725                $18,183
4/16       $20,679              $14,452                $19,004
4/17       $20,585              $14,473                $19,836
4/18       $21,313              $14,698                $20,984
4/19       $22,790              $15,603                $22,718

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg Barclays High Yield Municipal Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in the indices.

12 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Schedule of Investments | 4/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                       UNAFFILIATED ISSUERS -- 141.4%
                       DEBTORS IN POSSESSION FINANCING --
                       1.1% of Net Assets (1)
                       Building Materials -- 1.1%
  2,522,000            Texas Pellets, Inc./German Pellets Texas LLC, 8.0%,
                       9/30/18 (144A)                                                           $   2,522,000
    745,000            Texas Pellets, Inc./German Pellets Texas LLC, 8.0%,
                       3/29/19 (144A)                                                                 745,000
                                                                                                -------------
                       Total Building Materials                                                 $   3,267,000
-------------------------------------------------------------------------------------------------------------
                       TOTAL DEBTORS IN POSSESSION FINANCING
                       (Cost $3,267,000)                                                        $   3,267,000
-------------------------------------------------------------------------------------------------------------
                       TAX EXEMPT OBLIGATIONS -- 140.3% of Net Assets(a)
                       Arizona -- 2.9%
  1,000,000            Arizona Industrial Development Authority, Bridgewater
                       Avondale Project, 5.375%, 1/1/38                                         $   1,024,700
  4,000,000(b)         City of Phoenix, 5.0%, 7/1/27                                                4,862,600
  2,250,000            City of Phoenix, Industrial Development Authority, 3rd &
                       Indian School Assisted Living Project, 5.4%,
                       10/1/36                                                                      2,361,937
     24,000            County of Pima, Industrial Development Authority, Arizona
                       Charter Schools Project, Series C, 6.75%, 7/1/31                                24,125
                                                                                                -------------
                       Total Arizona                                                            $   8,273,362
-------------------------------------------------------------------------------------------------------------
                       California -- 6.4%
 10,000,000(c)         California County Tobacco Securitization Agency, Capital
                       Appreciation, Stanislaus County, Subordinated,
                       Series A, 6/1/46                                                         $   1,799,100
  1,450,000            California Enterprise Development Authority, Sunpower Corp.,
                       8.5%, 4/1/31                                                                 1,532,679
    530,000            California Municipal Finance Authority, Santa Rosa Academy
                       Project, Series A, 5.75%, 7/1/30                                               564,900
  1,725,000(d)         California School Finance Authority, Classical Academies
                       Project, Series A, 7.375%, 10/1/43                                           2,054,389
  1,400,000            California Statewide Communities Development Authority,
                       Lancer Plaza Project, 5.625%, 11/1/33                                        1,511,916
    568,006(e)         California Statewide Communities Development Authority,
                       Microgy Holdings Project, 9.0%, 12/1/38                                              6
  2,000,000(b)         Los Angeles Community College District, Series G,
                       4.0%, 8/1/39                                                                 2,136,560
  1,605,000            Los Angeles County Metropolitan Transportation Authority,
                       Series A, 5.0%, 7/1/30                                                       1,984,775
  6,750,000            Tobacco Securitization Authority of Southern California,
                       Series A-1, 5.0%, 6/1/37                                                     6,758,438
                                                                                                -------------
                       Total California                                                         $  18,342,763
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 13

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                       Colorado -- 1.4%
  1,500,000(d)         Colorado Educational & Cultural Facilities Authority, Rocky
                       Mountain Classical Academy Project, 8.0%, 9/1/43                         $   1,885,365
  1,665,000(f)         Tender Option Bond Trust Receipts/Certificates, Series 2018,
                       0%, 6/1/39 (144A)                                                            2,128,802
                                                                                                -------------
                       Total Colorado                                                           $   4,014,167
-------------------------------------------------------------------------------------------------------------
                       Connecticut -- 3.4%
  3,470,000            Mohegan Tribal Finance Authority, 7.0%, 2/1/45 (144A)                    $   3,595,614
  5,000,000(b)         State of Connecticut, Series E, 4.0%, 9/1/30                                 5,289,950
  1,000,000            Town of Hamden, Whitney Center Project, Series A, 7.75%,
                       1/1/43                                                                       1,020,820
                                                                                                -------------
                       Total Connecticut                                                        $   9,906,384
-------------------------------------------------------------------------------------------------------------
                       District of Columbia -- 6.3%
  3,705,000            District of Columbia Tobacco Settlement Financing Corp.,
                       Asset-Backed, 6.5%, 5/15/33                                              $   4,059,161
  6,000,000            District of Columbia Tobacco Settlement Financing Corp.,
                       Asset-Backed, 6.75%, 5/15/40                                                 6,191,100
 25,000,000(c)         District of Columbia Tobacco Settlement Financing Corp.,
                       Capital Appreciation, Asset-Backed, Series A,
                       6/15/46                                                                      3,812,500
  3,975,000            District of Columbia, Deed Tax Housing Product Trust Fund,
                       Series A, 4.25%, 6/1/37 (NATL Insured)                                       4,019,202
                                                                                                -------------
                       Total District of Columbia                                               $  18,081,963
-------------------------------------------------------------------------------------------------------------
                       Florida -- 6.1%
  1,500,000            Alachua County Health Facilities Authority, Terraces Bonita
                       Springs Project, Series A, 8.125%, 11/15/41                              $   1,603,050
  1,500,000            Alachua County Health Facilities Authority, Terraces Bonita
                       Springs Project, Series A, 8.125%, 11/15/46                                  1,601,205
  2,500,000(d)         County of Miami-Dade, Aviation Revenue, Series B,
                       5.5%, 10/1/41                                                                2,542,300
  5,000,000            County of Miami-Dade, Water & Sewer System Revenue,
                       Series A, 4.0%, 10/1/44                                                      5,309,950
  5,000,000            Florida's Turnpike Enterprise, Department of Transportation,
                       Series A, 4.0%, 7/1/34                                                       5,352,300
  1,000,000(d)         Hillsborough County Industrial Development Authority,
                       Various Health Facilities, 8.0%, 8/15/32                                     1,028,570
                                                                                                -------------
                       Total Florida                                                            $  17,437,375
-------------------------------------------------------------------------------------------------------------
                       Georgia -- 2.5%
  2,500,000            Clayton County Development Authority, Delta Air Lines,
                       Series A, 8.75%, 6/1/29                                                  $   2,677,850
  4,000,000            Private Colleges & Universities Authority, Emory University,
                       Series A, 5.0%, 10/1/43                                                      4,433,560
                                                                                                -------------
                       Total Georgia                                                            $   7,111,410
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                       Idaho -- 1.7%
  5,000,000            Power County Industrial Development Corp., FMC Corp.
                       Project, 6.45%, 8/1/32                                                   $   5,025,350
                                                                                                -------------
                       Total Idaho                                                              $   5,025,350
-------------------------------------------------------------------------------------------------------------
                       Illinois -- 16.2%
  2,087,000(f)         Illinois Finance Authority, Clare Oaks Project, Series B,
                       4.0%, 11/15/52                                                           $   1,896,478
  1,305,000(c)         Illinois Finance Authority, Clare Oaks Project, Series C-1,
                       11/15/52                                                                        61,975
    261,000            Illinois Finance Authority, Clare Oaks Project, Series C-2,
                       4.0%, 11/15/52                                                                  88,202
    261,000(c)         Illinois Finance Authority, Clare Oaks Project, Series C-3,
                       11/15/52                                                                        55,311
  2,000,000(d)         Illinois Finance Authority, Northwestern Memorial Hospital,
                       Series A, 6.0%, 8/15/39                                                      2,024,520
  2,500,000(d)         Illinois Finance Authority, Roosevelt University Project,
                       6.5%, 4/1/39                                                                 2,550,625
  3,865,000(d)         Illinois Finance Authority, Swedish Covenant, Series A,
                       6.0%, 8/15/38                                                                3,995,753
  3,500,000            Illinois Finance Authority, The Admiral at the Lake Project,
                       5.25%, 5/15/42                                                               3,536,470
  4,000,000            Illinois Finance Authority, The Admiral at the Lake Project,
                       5.5%, 5/15/54                                                                4,075,280
  1,700,000(d)         Illinois Finance Authority, The Admiral at the Lake Project,
                       Series A, 7.625%, 5/15/25                                                    1,794,180
    600,000(d)         Illinois Finance Authority, The Admiral at the Lake Project,
                       Series A, 7.75%, 5/15/30                                                       635,502
  2,000,000(d)         Illinois Finance Authority, The Admiral at the Lake Project,
                       Series A, 8.0%, 5/15/40                                                      2,124,360
  3,200,000(d)         Illinois Finance Authority, The Admiral at the Lake Project,
                       Series A, 8.0%, 5/15/46                                                      3,401,152
  1,610,000(g)         Metropolitan Pier & Exposition Authority, McCormick Place,
                       5.65%, 6/15/22 (NATL-RE Insured)                                             1,796,664
 13,785,000            Metropolitan Pier & Exposition Authority, McCormick Place,
                       5.65%, 6/15/22 (NATL-RE Insured)                                            15,165,292
  1,000,000            Metropolitan Pier & Exposition Authority, McCormick Place,
                       Series B, 5.0%, 6/15/52 (ST APPROP Insured)                                  1,020,710
  1,485,000(g)         Metropolitan Pier & Exposition Authority, McCormick Place,
                       Series B, 5.65%, 6/15/22 (NATL-RE Insured)                                   1,692,573
    795,000            Southwestern Illinois Development Authority, Village of
                       Sauget Project, 5.625%, 11/1/26                                                794,944
                                                                                                -------------
                       Total Illinois                                                           $  46,709,991
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 15

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                       Indiana -- 1.7%
    250,000            City of Carmel, Barrington Carmel Project, Series A,
                       7.0%, 11/15/32                                                           $     205,000
    750,000            City of Carmel, Barrington Carmel Project, Series A,
                       7.125%, 11/15/42                                                               615,000
    500,000            City of Carmel, Barrington Carmel Project, Series A,
                       7.125%, 11/15/47                                                               410,000
  1,000,000            City of Evansville, Silver Birch Evansville Project,
                       5.45%, 1/1/38                                                                1,022,160
  1,500,000            City of Mishawaka, Silver Birch Mishawaka Project, 5.375%,
                       1/1/38 (144A)                                                                1,535,460
  1,000,000            Indiana Finance Authority, Multipurpose Educational
                       Facilities, Avondale Meadows Academy Project,
                       5.375%, 7/1/47                                                               1,024,810
                                                                                                -------------
                       Total Indiana                                                            $   4,812,430
-------------------------------------------------------------------------------------------------------------
                       Kentucky -- 1.8%
  5,000,000(d)         Kentucky Economic Development Finance Authority,
                       Owensboro Medical Health System, Series A,
                       6.375%, 6/1/40                                                           $   5,249,500
                                                                                                -------------
                       Total Kentucky                                                           $   5,249,500
-------------------------------------------------------------------------------------------------------------
                       Louisiana -- 0.7%
  2,260,000            Jefferson Parish Hospital Service District No. 2, East
                       Jefferson General Hospital, 6.375%, 7/1/41                               $   2,145,621
                                                                                                -------------
                       Total Louisiana                                                          $   2,145,621
-------------------------------------------------------------------------------------------------------------
                       Maine -- 2.3%
  1,500,000            Maine Health & Higher Educational Facilities Authority,
                       Maine General Medical Center, 7.5%, 7/1/32                               $   1,643,805
  4,480,000            Maine Turnpike Authority, Series A, 5.0%, 7/1/42                             4,846,957
                                                                                                -------------
                       Total Maine                                                              $   6,490,762
-------------------------------------------------------------------------------------------------------------
                       Maryland -- 0.5%
  1,390,000            Maryland Health & Higher Educational Facilities Authority,
                       City Neighbors, Series A, 6.75%, 7/1/44                                  $   1,516,810
                                                                                                -------------
                       Total Maryland                                                           $   1,516,810
-------------------------------------------------------------------------------------------------------------
                       Massachusetts -- 13.2%
  2,000,000(b)         City of Boston, Series A, 5.0%, 3/1/39                                   $   2,445,640
  7,000,000(c)         Massachusetts Bay Transportation Authority,
                       Series A, 7/1/28                                                             5,529,440
  1,550,000            Massachusetts Development Finance Agency, Harvard
                       University, Series A, 5.0%, 7/15/36                                          2,075,589
  5,000,000            Massachusetts Development Finance Agency, Harvard
                       University, Series A, 5.0%, 7/15/40                                          6,760,300
  1,000,000            Massachusetts Development Finance Agency, Partners
                       Healthcare System, 4.0%, 7/1/41                                              1,041,510

The accompanying notes are an integral part of these financial statements.

16 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                       Massachusetts -- (continued)
  5,000,000            Massachusetts Development Finance Agency, Partner's
                       Healthcare System, Series S-1, 4.0%, 7/1/41                              $   5,289,900
  7,100,000            Massachusetts Development Finance Agency, WGBH
                       Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)                         10,227,195
    240,000            Massachusetts Educational Financing Authority, Series I,
                       6.0%, 1/1/28                                                                   246,936
  3,100,000            Massachusetts Health & Educational Facilities Authority,
                       Massachusetts Institute of Technology, Series K,
                       5.5%, 7/1/32                                                                 4,270,002
                                                                                                -------------
                       Total Massachusetts                                                      $  37,886,512
-------------------------------------------------------------------------------------------------------------
                       Michigan -- 3.1%
  2,640,000            Michigan State University, Series A, 5.0%, 8/15/41                       $   2,928,130
  6,100,000            Michigan Tobacco Settlement Finance Authority, Series A,
                       6.0%, 6/1/48                                                                 6,054,250
                                                                                                -------------
                       Total Michigan                                                           $   8,982,380
-------------------------------------------------------------------------------------------------------------
                       Minnesota -- 5.0%
  1,970,000            Bloomington Port Authority, Radisson Blu Mall of America,
                       9.0%, 12/1/35                                                            $   2,124,212
  1,000,000            City of Ham Lake, DaVinci Academy, Series A, 5.0%, 7/1/47                    1,037,400
  1,000,000            City of Rochester, Health Care Facilities, Mayo Clinic,
                       4.0%, 11/15/48                                                               1,068,010
  2,300,000            City of Rochester, Mayo Clinic, Series B, 5.0%, 11/15/35                     3,100,216
  6,000,000(b)         State of Minnesota, Series B, 4.0%, 8/1/27                                   6,925,140
                                                                                                -------------
                       Total Minnesota                                                          $  14,254,978
-------------------------------------------------------------------------------------------------------------
                       Mississippi -- 0.3%
  1,000,000(f)         Mississippi Business Finance Corp., Chevron USA, Inc.
                       Project, Series C, 2.25%, 12/1/30                                        $   1,000,000
                                                                                                -------------
                       Total Mississippi                                                        $   1,000,000
-------------------------------------------------------------------------------------------------------------
                       Montana -- 0.0%+
  1,600,000(e)         Two Rivers Authority, Inc., 7.375%, 11/1/27                              $      80,000
                                                                                                -------------
                       Total Montana                                                            $      80,000
-------------------------------------------------------------------------------------------------------------
                       New Hampshire -- 0.4%
  1,000,000            New Hampshire Health & Education Facilities Authority Act,
                       Catholic Medical Centre, 3.75%, 7/1/40                                   $   1,007,110
                                                                                                -------------
                       Total New Hampshire                                                      $   1,007,110
-------------------------------------------------------------------------------------------------------------
                       New Jersey -- 2.4%
  1,000,000            New Jersey Economic Development Authority, Charter
                       Marion P Thomas, 5.375%, 10/1/50 (144A)                                  $   1,030,870
  3,000,000            New Jersey Economic Development Authority, Continental
                       Airlines, 5.25%, 9/15/29                                                     3,259,770

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                       New Jersey -- (continued)
  2,500,000            New Jersey Economic Development Authority, Continental
                       Airlines, 5.75%, 9/15/27                                                 $   2,698,675
                                                                                                -------------
                       Total New Jersey                                                         $   6,989,315
-------------------------------------------------------------------------------------------------------------
                       New Mexico -- 1.5%
  1,235,000            County of Otero, Otero County Jail Project, 9.0%, 4/1/23                 $   1,244,263
  2,960,000(f)         County of Otero, Otero County Jail Project, 6.0%, 4/1/28                     2,972,994
                                                                                                -------------
                       Total New Mexico                                                         $   4,217,257
-------------------------------------------------------------------------------------------------------------
                       New York -- 8.3%
  2,000,000(d)         Hempstead Local Development Corp., Molloy College
                       Project, 5.75%, 7/1/39                                                   $   2,014,780
  8,000,000            New York State Dormitory Authority, Series A, 4.0%, 7/1/41                   8,678,000
  7,500,000            New York State Dormitory Authority, Series C, 5.0%, 3/15/39                  8,434,950
  1,500,000            New York State Dormitory Authority, Trustees of Columbia
                       University, 5.0%, 10/1/45                                                    2,096,025
  2,410,177            Westchester County Healthcare Corp., Series A,
                       5.0%, 11/1/44                                                                2,593,037
                                                                                                -------------
                       Total New York                                                           $  23,816,792
-------------------------------------------------------------------------------------------------------------
                       North Carolina -- 2.2%
  1,000,000(f)         Charlotte-Mecklenburg Hospital Authority, North Carolina
                       Health Care System Revenue, 2.3%, 1/15/38                                $   1,000,000
  4,225,000(f)         Tender Option Bond Trust Receipts/Certificates, Series 2018,
                       0%, 1/1/38 (144A)                                                            5,469,938
                                                                                                -------------
                       Total North Carolina                                                     $   6,469,938
-------------------------------------------------------------------------------------------------------------
                       North Dakota -- 1.0%
  2,525,000(d)         County of Burleigh, St. Alexius Medical Center,
                       5.0%, 7/1/38                                                             $   2,766,390
                                                                                                -------------
                       Total North Dakota                                                       $   2,766,390
-------------------------------------------------------------------------------------------------------------
                       Ohio -- 5.2%
  1,325,000            Buckeye Tobacco Settlement Financing Authority,
                       Asset-Backed, Series A-2, 5.75%, 6/1/34                                  $   1,253,781
  2,500,000            Buckeye Tobacco Settlement Financing Authority,
                       Asset-Backed, Series A-2, 5.875%, 6/1/47                                     2,387,500
  1,700,000            Buckeye Tobacco Settlement Financing Authority,
                       Asset-Backed, Series A-2, 6.0%, 6/1/42                                       1,632,000
  6,000,000            Buckeye Tobacco Settlement Financing Authority,
                       Asset-Backed, Series A-2, 6.5%, 6/1/47                                       6,000,000
  1,000,000            Ohio Housing Finance Agency, Sanctuary Springboro Project,
                       5.45%, 1/1/38 (144A)                                                         1,025,750
  2,500,000(b)(d)      State of Ohio, Common Schools, Series B, 5.0%, 6/15/29                       2,742,700
                                                                                                -------------
                       Total Ohio                                                               $  15,041,731
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                       Oregon -- 2.4%
  1,000,000            Oregon Health & Science University, Series A, 5.0%, 7/1/42               $   1,161,980
  5,190,000            Oregon Health & Science University, Series E, 5.0%, 7/1/32                   5,679,988
                                                                                                -------------
                       Total Oregon                                                             $   6,841,968
-------------------------------------------------------------------------------------------------------------
                       Pennsylvania -- 5.1%
  3,000,000            Geisinger Authority, Geisinger Health System, series A-1,
                       5.0%, 2/15/45                                                            $   3,409,260
  1,280,000(e)         Langhorne Manor Borough Higher Education Authority,
                       Lower Bucks Hospital, 7.35%, 7/1/22                                            422,400
  5,000,000            Pennsylvania Economic Development Financing Authority,
                       USG Corp. Project, 6.0%, 6/1/31                                              5,002,700
    460,000            Philadelphia Authority for Industrial Development, Greater
                       Philadelphia Health Action, Inc., Project, Series
                       A, 6.625%, 6/1/50                                                              481,105
  2,000,000            Philadelphia Authority for Industrial Development, Nueva
                       Esperanze, Inc., 8.2%, 12/1/43                                               2,194,820
  1,000,000            Philadelphia Authority for Industrial Development,
                       Performing Arts Charter School Project, 6.5%,
                       6/15/33 (144A)                                                               1,024,420
  2,000,000            Philadelphia Authority for Industrial Development,
                       Performing Arts Charter School Project, 6.75%,
                       6/15/43 (144A)                                                               2,048,920
                                                                                                -------------
                       Total Pennsylvania                                                       $  14,583,625
-------------------------------------------------------------------------------------------------------------
                       Puerto Rico -- 1.1%
  6,255,000(b)(e)      Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                      $   3,127,500
                                                                                                -------------
                       Total Puerto Rico                                                        $   3,127,500
-------------------------------------------------------------------------------------------------------------
                       Rhode Island -- 2.7%
  5,900,000(e)         Central Falls Detention Facility Corp., 7.25%, 7/15/35                   $     931,610
  2,000,000            Rhode Island Health & Educational Building Corp., Brown
                       University, Series A, 4.0%, 9/1/37                                           2,169,740
  1,500,000(d)         Rhode Island Health & Educational Building Corp.,
                       Tockwatten Home Issue, 8.375%, 1/1/46                                        1,666,335
  2,500,000(f)         Tender Option Bond Trust Receipts/Certificates, RIB, 0%,
                       9/1/47 (144A)                                                                3,101,600
                                                                                                -------------
                       Total Rhode Island                                                       $   7,869,285
-------------------------------------------------------------------------------------------------------------
                       Texas -- 10.2%
  1,000,000            Arlington Higher Education Finance Corp., Universal
                       Academy, Series A, 7.0%, 3/1/34                                          $   1,054,550
  2,500,000(d)         Central Texas Regional Mobility Authority, Sub Lien,
                       6.75%, 1/1/41                                                                2,709,150
  1,490,000(b)         County of Harris, Series A, 5.0%, 10/1/26                                    1,792,291
  5,000,000(b)         Goose Creek Consolidated Independent School District,
                       Series C, 4.0%, 2/15/26 (PSF-GTD Insured)                                    5,485,550

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                       Texas -- (continued)
    725,078(e)         Gulf Coast Industrial Development Authority, Microgy
                       Holdings Project, 7.0%, 12/1/36                                          $           7
    625,000(f)         Harris County Health Facilities Development Corp., The
                       Methodist Hospital System, Series A-1, 2.3%,
                       12/1/41                                                                        625,000
  3,400,000(f)         Harris County Health Facilities Development Corp., The
                       Methodist Hospital System, Series A-2, 2.3%, 12/1/41                         3,400,000
  1,150,000(f)         Lower Neches Valley Authority Industrial Development Corp.,
                       Exxonmobil Corp., 2.29%, 11/1/38                                             1,150,000
  3,785,000            North Texas Tollway Authority, Series A, 5.0%, 1/1/35                        4,243,667
  1,500,000(d)         Red River Health Facilities Development Corp., MRC
                       Crestview, Series A, 8.0%, 11/15/41                                          1,737,450
  3,960,000+(e)        Sanger Industrial Development Corp., Texas Pellets Project,
                       Series B, 8.0%, 7/1/38                                                       1,433,520
  1,000,000(e)         Tarrant County Cultural Education Facilities Finance Corp.,
                       Mirador Project, Series A, 4.875%, 11/15/48                                    450,000
  1,000,000(e)         Tarrant County Cultural Education Facilities Finance Corp.,
                       Mirador Project, Series A, 5.0%, 11/15/55                                      450,000
  2,000,000(d)         Tarrant County Cultural Education Facilities Finance Corp.,
                       MRC Crestview Project, 8.0%, 11/15/34                                        2,189,460
  2,500,000(d)         Travis County Health Facilities Development Corp., Longhorn
                       Village Project, 7.125%, 1/1/46                                              2,712,600
                                                                                                -------------
                       Total Texas                                                              $  29,433,245
-------------------------------------------------------------------------------------------------------------
                       Utah -- 0.4%
  1,000,000            Salt Lake City Corp., Airport Revenue, Series B,
                       5.0%, 7/1/35                                                             $   1,161,980
                                                                                                -------------
                       Total Utah                                                               $   1,161,980
-------------------------------------------------------------------------------------------------------------
                       Virginia -- 4.9%
  2,200,000(b)         County of Arlington, 4.0%, 8/15/35                                       $   2,418,900
  1,415,000(b)         County of Fairfax, Series A, 4.0%, 10/1/33 (ST AID
                       WITHHLDG Insured)                                                            1,569,631
  5,000,000            University of Virginia, Series A, 5.0%, 4/1/42                               5,875,100
  4,000,000            Upper Occoquan Sewage Authority, 4.0%, 7/1/41                                4,241,960
                                                                                                -------------
                       Total Virginia                                                           $  14,105,591
-------------------------------------------------------------------------------------------------------------
                       Washington -- 11.3%
  3,745,000            City of Seattle, Water System Revenue, 4.0%, 8/1/32                      $   4,153,917
  2,500,000(b)         King County, Issaquah School District No. 411, 4.0%,
                       12/1/31 (SCH BD GTY Insured)                                                 2,745,850
 14,315,000(b)(c)      State of Washington, Motor Vehicle Sales Tax, Series C,
                       6/1/22 (NATL Insured)                                                       13,513,217
  3,285,000(f)         Tender Option Bond Trust Receipts/Certificates,
                       Series 2018, 0%, 1/1/45 (144A)                                               4,150,335

The accompanying notes are an integral part of these financial statements.

20 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                       Washington -- (continued)
  2,500,000            University of Washington, Series B, 5.0%, 6/1/29                         $   2,947,725
  3,795,000(d)         Washington State Health Care Facilities Authority, Fred
                       Hutchinson Cancer Research Center, Series A,
                       6.0%, 1/1/33                                                                 3,824,259
  1,150,000            Washington State Housing Finance Commission, Mirabella
                       Project, Series A, 6.75%, 10/1/47 (144A)                                     1,229,315
                                                                                                --------------
                       Total Washington                                                         $  32,564,618
--------------------------------------------------------------------------------------------------------------
                       Wisconsin -- 5.7%
  1,500,000            Public Finance Authority, Gardner Webb University, 5.0%,
                       7/1/31 (144A)                                                            $   1,536,465
  5,000,000            Public Finance Authority, Glenridge Palmer Ranch, Series A,
                       8.25%, 6/1/46 (144A)                                                         5,555,450
    750,000            Public Finance Authority, Roseman University Health
                       Sciences Project, 5.875%, 4/1/45                                               823,170
  1,000,000            Public Finance Authority, SearStone CCRC Project, Series A,
                       5.3%, 6/1/47                                                                 1,011,750
  1,490,000(d)         Public Finance Authority, SearStone CCRC Project, Series A,
                       8.625%, 6/1/47                                                               1,767,989
  5,000,000            Wisconsin Department of Transportation, Series A,
                       5.0%, 7/1/28                                                                 5,740,250
                                                                                                --------------
                       Total Wisconsin                                                          $  16,435,074
--------------------------------------------------------------------------------------------------------------
                       TOTAL TAX EXEMPT OBLIGATIONS
                       (Cost $389,324,562)                                                      $ 403,753,177
--------------------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 141.4%
                       (Cost $392,591,562)                                                      $ 407,020,177
--------------------------------------------------------------------------------------------------------------
                       OTHER ASSETS AND LIABILITIES -- 2.0%                                     $   5,942,761
--------------------------------------------------------------------------------------------------------------
                       VARIABLE RATE MUNIFUND TERM PREFERRED
                       SHARES AT REDEMPTION VALUE -- (43.4)%                                    $(125,017,502)
--------------------------------------------------------------------------------------------------------------
                       NET ASSETS APPLICABLE TO COMMON
                       SHAREOWNERS -- 100.0%                                                    $ 287,945,436
==============================================================================================================

RIB Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at April 30, 2019.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2019, the value of these securities amounted to $36,699,939, or 12.7% of net assets applicable to common shareowners.

+         Amount rounds to less than 0.1%.

+ Securities that used significant unobservable inputs to determine their value.

(a)       Consists of Revenue Bonds unless otherwise indicated.

(b)       Represents a General Obligation Bond.

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 21

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d) Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(e)       Security is in default.

(f) The interest rate is subject to change periodically. The interest rate is shown as of April 30, 2019.

(g)       Escrow to maturity.

(1)       Securities are restricted as to resale.

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2019, aggregated $62,397,751 and $63,474,472, respectively.

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended April 30, 2019, the Trust engaged in purchases of $5,938,518, which resulted in a net realized gain/(loss) of $0. During the year ended March 31, 2019, the Trust did not engage in sales pursuant to these procedures.

At April 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $390,923,396 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                   $ 32,351,926
          Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                    (16,255,145)
                                                                                      ------------
          Net unrealized appreciation                                                 $ 16,096,781
                                                                                      ============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2019, in valuing the Trust's investments:

-----------------------------------------------------------------------------------------------------
                                        Level 1      Level 2           Level 3         Total
-----------------------------------------------------------------------------------------------------
Debtor in Possession Financing          $ --         $  3,267,000      $       --      $  3,267,000
Municipal Bond                            --          402,319,657       1,433,520       403,753,177
-----------------------------------------------------------------------------------------------------
Total Investments in Securities         $ --         $405,586,657      $1,433,520      $407,020,177
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------
                                                                      Tax Exempt Obligations
---------------------------------------------------------------------------------------------
Balance as of 4/30/18                                                             $1,485,000
Realized gain (loss)(1)                                                                   --
Change in unrealized appreciation (depreciation)(2)                                  (46,512)
Accrued discounts/premiums                                                            (4,968)
Purchases                                                                                 --
Sales                                                                                     --
Transfers in to Level 3*                                                                  --
Transfers out of Level 3*                                                                 --
---------------------------------------------------------------------------------------------
Balance as of 4/30/19                                                             $1,433,520
=============================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended April 30, 2019, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at April 30, 2019:                                                  $(46,512)
                                                                                           --------

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 23

Statement of Assets and Liabilities | 4/30/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $392,591,562)           $  407,020,177
  Receivables --
     Investment securities sold                                                       97,229
     Interest                                                                      6,103,701
  Other assets                                                                       186,008
---------------------------------------------------------------------------------------------
       Total assets                                                           $  413,407,115
=============================================================================================
LIABILITIES:
  Due to Custodian                                                            $      304,231
  Payables --
     Professional fees                                                                59,157
     Administrative fees                                                              23,448
     Trustees' fees                                                                      718
  Due to affiliates
     Management fees                                                                  32,760
     Other due to affiliates                                                           3,680
  Accrued expenses                                                                    20,183
---------------------------------------------------------------------------------------------
       Total liabilities                                                      $      444,177
=============================================================================================
Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs:
  $100,000 liquidation value per share applicable to 1,250 shares,
     Including dividends payable of $17,502                                   $  125,017,502
---------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                             $  300,996,046
  Distributable earnings (loss)                                                  (13,050,610)
---------------------------------------------------------------------------------------------
       Net assets applicable to common shareowners                            $  287,945,436
=============================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value
     Based on $287,945,436/22,771,349 common shares                           $        12.65
=============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Statement of Operations

For Year Ended 4/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                    $19,681,469
------------------------------------------------------------------------------------------------------------
     Total investment income                                                                    $19,681,469
------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $ 2,449,814
  Administrative expense                                                    160,407
  Transfer agent fees                                                        16,306
  Shareowner communications expense                                          29,324
  Custodian fees                                                              4,734
  Registration fees                                                          14,560
  Professional fees                                                         136,120
  Printing expense                                                           10,701
  Pricing fees                                                               41,537
  Trustees' fees                                                             15,173
  Insurance expense                                                           5,307
  Miscellaneous                                                              40,081
------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $ 2,924,064
------------------------------------------------------------------------------------------------------------
       Net investment income                                                                    $16,757,405
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                $  (897,412)
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                  5,306,914
------------------------------------------------------------------------------------------------------------
       Net realized and unrealized gain (loss) on investments                                   $ 4,409,502
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS:                                                         $(3,471,575)
------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $17,695,332
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 25

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                      Year                     Year
                                                                      Ended                    Ended
                                                                      4/30/19                  4/30/18
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $ 16,757,405             $ 17,856,773
Net realized gain (loss) on investments                                   (897,412)             (12,146,048)
Change in net unrealized appreciation (depreciation)
  on investments                                                         5,306,914                5,201,392
Distributions to preferred shareowners                                  (3,471,575)              (2,052,256)
-------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations             $ 17,695,332             $  8,859,861
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
($0.63 and $0.62 per share, respectively)                             $(14,345,950)            $(14,004,380)*
-------------------------------------------------------------------------------------------------------------
       Total distributions to common shareowners                      $(14,345,950)            $(14,004,380)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets applicable to
       common shareowners                                             $  3,349,382             $ (5,144,519)
-------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS**:
Beginning of year                                                      284,596,054              289,740,573
-------------------------------------------------------------------------------------------------------------
End of year                                                           $287,945,436             $284,596,054
=============================================================================================================

* For the year ended April 30, 2018, distributions to common shareowners were presented as net investment income and previously undistributed net investment income.

** For the year ended April 30, 2018, undistributed net investment income was presented as follows: $3,521,751

The accompanying notes are an integral part of these financial statements.

26 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year        Year       Year         Year         Year
                                                                        Ended       Ended      Ended        Ended        Ended
                                                                        4/30/19     4/30/18    4/30/17*     4/30/16*     4/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                    $  12.50    $  12.72   $  13.49     $  13.31     $  13.33
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income (loss)                                          $   0.74    $   0.78   $   0.73     $   0.83     $   0.91
  Net realized and unrealized gain (loss) on investments                    0.19       (0.29)     (0.76)        0.20         0.16
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
  Net investment income                                                 $  (0.15)   $  (0.09)  $  (0.05)    $  (0.01)    $  (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $   0.78    $   0.40   $  (0.08)    $   1.02     $   1.06
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
  Net investment income and previously undistributed net
  investment income                                                     $  (0.63)   $  (0.62)  $  (0.69)    $  (0.84)**  $  (1.08)**
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $   0.15    $  (0.22)  $  (0.77)    $   0.18     $  (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  12.65    $  12.50   $  12.72     $  13.49     $  13.31
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                             $  11.91    $  11.25   $  11.75     $  14.07     $  14.75
====================================================================================================================================
Total return at net asset value (b)                                         6.93%       3.53%     (0.45)%       8.12%        7.76%
Total return at market value (b)                                           11.86%       0.87%    (11.83)%       1.75%        6.84%
Ratios to average net assets of common shareowners:
  Total expenses (c)                                                        1.03%       1.01%      1.00%        1.05%        1.03%
  Net investment income before preferred share distributions                5.92%       6.14%      5.54%        6.24%        6.73%
  Preferred share distributions                                            (1.23)%      0.71%      0.38%        0.10%        0.04%
  Net investment income available to common shareowners                     4.69%       5.44%      5.16%        6.14%        6.69%
Portfolio turnover rate                                                       16%         20%        19%           9%          14%
Net assets of common shareowners, end of period (in thousands)          $287,945    $284,596   $289,741     $307,027     $302,718

The accompanying notes are an integral part of these financial statements.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year         Year         Year         Year         Year
                                                                        Ended        Ended        Ended        Ended        Ended
                                                                        4/30/19      4/30/18      4/30/17*     4/30/16*     4/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands) (d)(e)                      $125,000     $125,000     $101,000     $101,000     $101,000
Asset coverage per preferred share, end of period                       $330,370     $327,672     $ 96,723     $100,998     $ 99,930
Average market value per preferred share (f)                            $100,000     $100,000     $ 25,000     $ 25,000     $ 25,000
Liquidation value, including dividends payable, per preferred share     $100,014     $ 99,996     $ 25,006     $ 25,001     $ 25,000
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the year.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(d) Prior to February 9, 2018 there were 4,040 Auction Preferred Shares ("APS") outstanding with a liquidation preference of $25,000 per share. The Trust redeemed all 2,000 outstanding Series A APS on February 14, 2018 and all 2,040 outstanding Series B APS on February 15, 2018.

(e) The Trust issued 1,250 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 9, 2018.

(f)   Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Notes to Financial Statements | 4/30/19

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Trust (the "Trust") was organized as a Delaware statutory trust on March 13, 2003. Prior to commencing operations on July 21, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax, and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 29

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

      At April 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

30 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2019, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At April 30, 2019, the Trust was permitted to carry forward indefinitely $951,200 of short-term losses and $29,118,746 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 31

      The tax character of distributions paid during the years ended April 30, 2019 and April 30, 2018, were as follows:

      --------------------------------------------------------------------------
                                                          2019             2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Tax Exempt Distributions                     $17,250,950      $15,643,034
      Ordinary income                                  566,575          413,602
      --------------------------------------------------------------------------
          Total                                    $17,817,525      $16,056,636
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $     81,413
      Capital loss carryforward                                     (30,069,946)
      Other book/tax temporary differences                            1,650,639
      Undistributed tax-exempt income                                   858,669
      Unrealized appreciation                                        14,428,615
      --------------------------------------------------------------------------
          Total                                                    $(13,050,610)
      ==========================================================================

      The difference between book-basis and tax-basis unrealized appreciation/depreciation is primarily attributable to the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

D.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the

32 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

      Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

E.    Risks

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

      The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 33 tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Trust invests significantly in a single state, including California, Illinois, Massachusetts, Texas and Washington, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Trust will be more susceptible to associated risks and developments.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, and American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust's ability to calculate its

34 Pioneer Municipal High Income Trust | Annual Report | 4/30/19 net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended April 30, 2019, the net management fee was 0.60% (annualized) of the Trust's average daily managed assets, which was equivalent to 0.86% (annualized) of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $36,440 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2019.

3. Transfer Agent

AST serves as the transfer agent with respect to the Trust's common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 35

4. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended April 30, 2019 and April 30, 2018 were as follows:

--------------------------------------------------------------------------------
                                                       4/30/19          4/30/18
--------------------------------------------------------------------------------
Shares outstanding at beginning of year             22,771,349       22,771,349
Reinvestment of distributions                               --               --
--------------------------------------------------------------------------------
Shares outstanding at end of year                   22,771,349       22,771,349
================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest.

As of April 30, 2019, the Trust has outstanding 1,250 Variable Rate MuniFund Term Preferred Shares Series 2021 ("Series 2021 VMTP Shares or "VMTP Shares"). The Trust issued the VMTP Shares on February 9, 2018. See Note 5 for additional information.

Prior to February 9, 2018, the Trust had outstanding 2,000 Series A APS and 2,040 Series B APS. The Trust mailed a notice of redemption and deposited funds sufficient to redeem the APS with the auction agent on February 9, 2018. The Trust redeemed all outstanding Series A APS and Series B APS on February 14, 2018 and February 15, 2018, respectively.

5. Variable Rate MuniFund Term Preferred Shares

The Trust has 1,250 shares issued and outstanding of Series 2021 VMTP Shares, with a liquidation preference of $100,000 per share. VMTP Shares are issued via private placement and are not publicly available.

The Trust is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Trust. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Trust, subject to payment of premium for approximately one year following the date of issuance ("Optional Redemption Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Trust may be obligated to redeem a certain amount of the VMTP Shares if it fails to maintain certain asset coverage and leverage ratio

36 Pioneer Municipal High Income Trust | Annual Report | 4/30/19 requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Optional Redemption Date for the Trust's Series 2021 VMTP Shares are August 2, 2021 and February 28, 2019, respectively.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of "Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are declared daily. The dividend rate for the VMTP Shares is determined weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Dividend payable" on the Statement of Assets and Liabilities. For the year ended April 30, 2019, the Series 2021 VMTP Shares paid an average dividend rate of 2.74% .

Costs incurred in connection with the Trust's offering of VMTP Shares were recorded as a deferred charge, which is being amortized over the life of the shares and is recognized as a component of "Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.

Transactions in the Series 2021 VMTP Shares during the Trust's years ended April 30, 2019 and April 30, 2018 were as follows:

---------------------------------------------------------------------------------------------
                                          Year Ended 4/30/19            Year Ended 4/30/18
                                       Shares          Amount        Shares          Amount
---------------------------------------------------------------------------------------------
VMTP Shares issued                     1,250     $125,000,000        1,250     $125,000,000
VMTP Shares exchanged                     --               --           --               --
---------------------------------------------------------------------------------------------
Net increase                           1,250     $125,000,000        1,250     $125,000,000
=============================================================================================

6. Subsequent Events

A monthly dividend was declared on May 3, 2019 from undistributed and accumulated net investment income of $0.0525 per common share payable May 31, 2019, to common shareowners of record on May 16, 2019.

Subsequent to April 30, 2019, dividends declared and paid on VMTP Shares totaled $309,126 through May 30, 2019.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Municipal High Income Trust:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Municipal High Income Trust (the "Trust"), including the schedule of investments, as of April 30, 2019, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended April 30, 2018 (collectively referred to as the "financial statements"). The financial highlights for the periods ended April 30, 2015, April 30, 2016 and April 30, 2017 were audited by another independent registered public accounting firm whose report, dated June 19, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Municipal High Income Trust at April 30, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended April 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

38 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
June 27, 2019

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

The percentages of the Trust's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 100.00%.

40 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 41

Independent Trustees

Name, Age and Position    Term of Office and                                                         Other Directorships
Held With the Trust       Length of Service             Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)      Class III Trustee             Private investor (2004 - 2008 and 2013 -     Director, Broadridge Financial
Chairman of the Board     since 2006.                   present); Chairman (2008 - 2013) and         Solutions,Inc. (investor
and Trustee               Term expires in 2021.         Chief Executive Officer (2008 - 2012),       communications and securities
                                                        Quadriserv, Inc. (technology products for    processing provider for
                                                        securities lending industry); and Senior     financial services industry)
                                                        Executive Vice President, The Bank of        (2009 - present); Director,
                                                        New York (financial and securities           Quadriserv, Inc. (2005 -
                                                        services) (1986 - 2004)                      2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Class I Trustee since 2005.   Managing Partner, Federal City Capital       Director of New York Mortgage
Trustee                   Term expires in 2019.         Advisors (corporate advisory services        Trust (publicly-traded
                                                        company) (1997 - 2004 and 2008 - present);   mortgage REIT) (2004 - 2009,
                                                        Interim Chief Executive Officer, Oxford      2012 - present); Director
                                                        Analytica, Inc. (privately held research     of The Swiss Helvetia Fund,
                                                        and consulting company) (2010); Executive    Inc. (closed-end fund) (2010 -
                                                        Vice President and Chief Financial           2017); Director of Oxford
                                                        Officer, I-trax, Inc. (publicly traded       Analytica, Inc. (2008 - 2015);
                                                        health care services company) (2004 -        and Director of Enterprise
                                                        2007); and Executive Vice President and      Community Investment, Inc.
                                                        Chief Financial Officer, Pedestal Inc.       (privately-held affordable
                                                        (internet-based mortgage trading company)    housing finance company)
                                                        (2000 - 2002); Private Consultant            (1985 - 2010)
                                                        (1995 - 1997); Managing Director,
                                                        Lehman Brothers (1992 - 1995); and
                                                        Executive, The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Class II Trustee since 2008.  William Joseph Maier Professor of            Trustee, Mellon Institutional
Trustee                   Term expires in 2020.         Political Economy, Harvard University        Funds Investment Trust and
                                                        (1972 - present)                             Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

42 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Name, Age and Position    Term of Office and                                                         Other Directorships
Held With the Trust       Length of Service             Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71) Class II Trustee since 2003.  Founding Director, Vice-President and        None
Trustee                   Term expires in 2020.         Corporate Secretary, The Winthrop Group,
                                                        Inc. (consulting firm) (1982 - present);
                                                        Desautels Faculty of Management, McGill
                                                        University (1999 - 2017); and Manager of
                                                        Research Operations and Organizational
                                                        Learning, Xerox PARC, Xerox's advance
                                                        research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Class I Trustee since 2015.   Chief Investment Officer, 1199 SEIU          None
Trustee                   Term expires in 2019.         Funds (healthcare workers union pension
                                                        funds) (2001 - present); Vice President -
                                                        International Investments Group, American
                                                        International Group, Inc. (insurance
                                                        company) (1993 - 2001); Vice President -
                                                        Corporate Finance and Treasury Group,
                                                        Citibank, N.A. (1980 - 1986 and 1990 -
                                                        1993); Vice President - Asset/Liability
                                                        Management Group, Federal Farm Funding
                                                        Corporation (government-sponsored issuer
                                                        of debt securities) (1988 - 1990);
                                                        Mortgage Strategies Group, Shearson
                                                        Lehman Hutton, Inc. (investment bank)
                                                        (1987 - 1988); and Mortgage Strategies
                                                        Group, Drexel Burnham Lambert, Ltd.
                                                        (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Class III Trustee             President and Chief Executive Officer,       Director of New America High
Trustee                   since 2003.                   Metric Financial Inc. (formerly known as     Income Fund, Inc. (closed-end
                          Term expires in 2021.         Newbury Piret Company) (investment           investment company) (2004 -
                                                        banking firm) (1981 - present)               present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)    Class III Trustee             Consultant (investment company services)     None
Trustee                   since 2014.                   (2012 - present); Executive Vice President,
                          Term expires in 2021.         BNY Mellon (financial and investment
                                                        company services) (1969 - 2012); Director,
                                                        BNY International Financing Corp.
                                                        (financial services) (2002 - 2012);
                                                        Director, Mellon Overseas Investment
                                                        Corp. (financial services) (2009 - 2012);
                                                        Director, Financial Models (technology)
                                                        (2005-2007); Director, BNY Hamilton Funds,
                                                        Ireland (offshore investment companies)
                                                        (2004-2007); Chairman/Director, AIB/BNY
                                                        Securities Services, Ltd., Ireland
                                                        (financial services) (1999-2006); and
                                                        Chairman, BNY Alternative Investment
                                                        Services, Inc. (financial services)
                                                        (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 43


Interested Trustees

Name, Age and Position    Term of Office and                                                         Other Directorships
Held With the Trust       Length of Service             Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*       Class I Trustee since 2014.   Director, CEO and President of Amundi        None
Trustee, President and    Term expires in 2019.         Pioneer Asset Management USA, Inc.
Chief Executive Officer                                 (since September 2014); Director, CEO
                                                        and President of Amundi Pioneer Asset
                                                        Management, Inc. (since September 2014);
                                                        Director, CEO and President of Amundi
                                                        Pioneer Distributor, Inc. (since
                                                        September 2014); Director, CEO and
                                                        President of Amundi Pioneer Institutional
                                                        Asset Management, Inc. (since September
                                                        2014); Chair, Amundi Pioneer Asset
                                                        Management USA, Inc., Amundi Pioneer
                                                        Distributor, Inc. and Amundi Pioneer
                                                        Institutional Asset Management, Inc.
                                                        (September 2014 - 2018); Managing
                                                        Director, Morgan Stanley Investment
                                                        Management (2010 - 2013); Director of
                                                        Institutional Business, CEO of
                                                        International, Eaton Vance Management
                                                        (2005 - 2010); and Director of Amundi
                                                        USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*   Class II Trustee since 2014.  Director and Executive Vice President        None
Trustee                   Term expires in 2020.         (since 2008) and Chief Investment Officer,
                                                        U.S. (since 2010) of Amundi Pioneer Asset
                                                        Management USA, Inc.; Director and Executive
                                                        Vice President and Chief Investment Officer,
                                                        U.S. of Amundi Pioneer (since 2008); Executive
                                                        Vice President and Chief Investment Officer,
                                                        U.S. of Amundi Pioneer Institutional Asset
                                                        Management, Inc. (since 2009); Portfolio
                                                        Manager of Amundi Pioneer (since 1999); and
                                                        Director of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


44 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

Trust Officers

Name, Age and Position      Term of Office and                                                       Other Directorships
Held With the Trust         Length of Service           Principal Occupation                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)  Since 2003. Serves at the   Vice President and Associate General         None
Secretary and Chief         discretion of the Board     Counsel of Amundi Pioneer since
Legal Officer                                           January 2008; Secretary and Chief Legal
                                                        Officer of all of the Pioneer Funds since
                                                        June 2010; Assistant Secretary of all of
                                                        the Pioneer Funds from September 2003 to
                                                        May 2010; and Vice President and Senior
                                                        Counsel of Amundi Pioneer from July 2002
                                                        to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)      Since 2010. Serves at the   Fund Governance Director of Amundi           None
Assistant Secretary         discretion of the Board     Pioneer since December 2006 and Assistant
                                                        Secretary of all the Pioneer Funds since
                                                        June 2010; Manager - Fund Governance of
                                                        Amundi Pioneer from December 2003 to
                                                        November 2006; and Senior Paralegal of
                                                        Amundi Pioneer from January 2000 to
                                                        November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)           Since 2010. Serves at the   Senior Counsel of Amundi Pioneer since       None
Assistant Secretary         discretion of the Board     May 2013 and Assistant Secretary of all
                                                        the Pioneer Funds since June 2010; and
                                                        Counsel of Amundi Pioneer from June 2007
                                                        to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)        Since 2008. Serves at the   Vice President - Fund Treasury of Amundi     None
Treasurer and Chief         discretion of the Board     Pioneer; Treasurer of all of the Pioneer
Financial and                                           Funds since March 2008; Deputy Treasurer
Accounting Officer                                      of Amundi Pioneer from March 2004 to
                                                        February 2008; and Assistant Treasurer
                                                        of all of the Pioneer Funds from March
                                                        2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)       Since 2003. Serves at the   Director - Fund Treasury of Amundi           None
Assistant Treasurer         discretion of the Board     Pioneer; and Assistant Treasurer of all
                                                        of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)          Since 2003. Serves at the   Senior Manager - Fund Treasury of Amundi     None
Assistant Treasurer         discretion of the Board     Pioneer; and Assistant Treasurer of all
                                                        of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 45

Trust Officers (continued)

Name, Age and Position    Term of Office and                                                         Other Directorships
Held With the Trust       Length of Service             Principal Occupation                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)     Since 2009. Serves at the     Senior Manager - Fund Treasury of Amundi     None
Assistant Treasurer       discretion of the Board       Pioneer since November 2008; Assistant
                                                        Treasurer of all of the Pioneer Funds
                                                        since January 2009; and Client Service
                                                        Manager - Institutional Investor
                                                        Services at State Street Bank from March
                                                        2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves at the     Managing Director, Chief Compliance          None
Chief Compliance Officer  discretion of the Board       Officer of Amundi Pioneer Asset
                                                        Management; Amundi Pioneer Institutional
                                                        Asset Management, Inc.; and the Pioneer
                                                        Funds since September 2018; Chief
                                                        Compliance Officer of Amundi Pioneer
                                                        Distributor, Inc. since January 2014.
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)      Since 2007. Serves at the     Vice President - Amundi Pioneer Asset        None
Anti-Money Laundering     discretion of the Board       Management; and Anti-Money Laundering
Officer                                                 Officer of all the Pioneer Funds
                                                        since 2006
-----------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

                          This page is for your notes.

                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 47

                          This page is for your notes.

48 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

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                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 49

                          This page is for your notes.

50 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

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                Pioneer Municipal High Income Trust | Annual Report | 4/30/19 51

                          This page is for your notes.

52 Pioneer Municipal High Income Trust | Annual Report | 4/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                  1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                  Write to

General inquiries, lost dividend checks,             American Stock
change of address, lost stock certificates,          Transfer & Trust
stock transfer                                       Operations Center
                                                     6201 15th Ave.
                                                     Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                    American Stock
                                                     Transfer & Trust
                                                     Wall Street Station
                                                     P.O. Box 922
                                                     New York, NY 10269-0560

Website                                              www.amstock.com


For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19384-13-0619




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $41,500 payable to Ernst & Young LLP for the year ended
April 30, 2019 and $50,500
for the year ended April 30, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $9,739
payable to Ernst & Young LLP for the year ended
April 30, 2019 and $8,028
for the year ended April 30, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,739 payable to Ernst & Young LLP for the year ended
April 30, 2019 and $8,028 for the year
ended April 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2019. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
David Eurkus         Other Registered Investment
                     Companies                                  3    $2,711,700                      N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             1    $   72,993                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------
Jonathan Chirunga    Other Registered
                     Investment Companies                       3    $2,711,700                      N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Barclays Capital Municipal Bond Index and Barclays Capital High Yield Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of April 30, 2019 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
David Eurkus                 A
---------------------------  ---------------------
Jonathan Chirunga            A
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 1, 2019

* Print the name and title of each signing officer under his or her signature.